UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 11, 2016
(Date of earliest event reported)

JPMCC Commercial Mortgage Securities Trust 2016-JP2
(Central Index Key Number 0001678038)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)
Benefit Street Partners CRE Finance LLC

(Central Index Key Number 0001632269)
German American Capital Corporation

(Central Index Key Number 0001541294)
Starwood Mortgage Funding VI LLC

(Central Index Key Number – Not Applicable)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-206361-04	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York		10179
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 29, 2016, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the JPMCC Commercial Mortgage Securities Trust 2016-JP2, Commercial Mortgage Pass-Through Certificates, Series 2016-JP2 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2016 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The Certificates represent, in the aggregate, the entire beneficial ownership in the JPMCC Commercial Mortgage Securities Trust 2016-JP2 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 47 fixed-rate commercial mortgage loans (the “Mortgage Loans”) secured by first liens on 78 commercial, multifamily and manufactured housing properties.

Each of the Mortgage Loans identified as “Center 21” and “693 Fifth Avenue” on Exhibit B to the Pooling and Servicing Agreement (the “Center 21 Mortgage Loan” and the “693 Fifth Avenue Mortgage Loan”, respectively), which is an asset of the Issuing Entity, is part of a whole loan (the “Center 21 Whole Loan” and the “693 Fifth Avenue Whole Loan”, respectively) that includes such Mortgage Loan and one or more pari passu companion loans that is not an asset of the Issuing Entity. Each of the Center 21 Whole Loan and the 693 Fifth Avenue Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of August 1, 2016 and as to which an executed version is attached hereto as Exhibit 4.1 (the “DBJPM 2016-C3 Mortgage Trust Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer, relating to the DBJPM 2016-C3 Mortgage Trust securitization transaction into which the related controlling companion loan is deposited.

The terms and conditions of the DBJPM 2016-C3 Pooling and Servicing Agreement applicable to the servicing of the Center 21 Mortgage Loan and the 693 Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on July 29, 2016.

Item 9.01. Financial Statements and Exhibits.

        (d)    Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement governing the issuance of the DBJPM 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3, dated as of August 1, 2016, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 12, 2016	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement governing the issuance of the DBJPM 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3, dated as of August 1, 2016, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.	(E)